Stock Option Plans	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock Option Plans
Stock Option Plans

In 2005, the board of directors adopted and the Company's stockholders approved the adoption of the 2006 Employee Stock Option Plan (the Plan) for the officers and employees of the Company. The Plan commenced January 1, 2006 and replaced the 1996 Employee Stock Option Plan, which expired December 31, 2005. The Plan covers 1,000,000 authorized shares of common stock reserved for issuance upon the exercise of options granted or available for grant to employees and will expire on December 31, 2015. The Plan provides that the option price of qualified incentive stock options will be fixed by the board of directors, but will not be less than 100% of the fair market value of the stock at the date of grant. In addition, the Plan provides that the option price of nonqualified stock options (NQSO's) also will be fixed by the board of directors, however for NQSO's the option price may be less than 100% of the fair market value of the stock at the date of grant. Options granted are exercisable one year after the grant date, will vest over a four-year period and expire ten years after the grant date.

In 2000, the board of directors adopted and the Company's stockholders approved the adoption of the 2001 Directors' Stock Option Plan(the Directors' Plan). The Directors' Plan commenced January 1, 2001 and replaced the 1990 Directors' Stock Option Plan, which expired December 31, 2000. The stock Plan covered 343,100 authorized shares of common stock reserved for issuance upon exercise of options granted or available for grant to nonemployee directors and expired on December 31, 2010. In 2010, the Company's stockholders approved the adoption of the 2011 Directors' Stock Option Plan (the Directors Plan). The Directors' Plan commenced January 1, 2011 and replaced the 2001 Directors' Plan which expired December 31, 2010. The Directors' Plan covers 200,000 authorized shares of common stock reserved for issuance upon exercise of options granted or available for grant to directors,  directors emeritus, advisory directors, consultants and others with outstanding abilities to help the Company and will expire on December 31, 2020. Under the Company's Directors' Plan, nonemployee directors of the Company, consultants and others who are not regularly employed on a salaried basis by the Company may be entitled to an option to acquire shares, as determined by the board of directors, of the Company's common stock during each year in which the director serves on the board. The Directors' Plan provides that the option price will be fixed by the board of directors, but will not be less than 100% of the fair market value of the stock on the date of the grant.

As of December 31, 2012, there was $2.1 million of total unrecognized compensation cost related to nonvested stock option awards. The expense will be incurred over the next four year period with a weighted-average period of 2.4 years. Cash received from the exercise of options for both 2012 and 2011 was $0 and was $78,000 for 2010.

The fair value of each option grant was established at the date of grant using the Black-Scholes option pricing model. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of the Company's stock options. The Company used the Black-Scholes model and the following weighted-average assumptions for 2012, 2011 and 2010, respectively: risk-free interest rates of 1.7%, 3.0% and 3.3%; volatility factors of the expected market price of the Company's common stock of 48%, 46% and 45%; assumed forfeiture rates of 9.04%, 1.67% and 1.72%; weighted-average expected lives of the options of 7.5 years for the three years presented and no cash dividends. Based upon these assumptions, the weighted-average fair value of options granted was $5.99, $6.42 and $6.47 per option share for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company recorded compensation expense of approximately $1.1 million for the year ended December 31, 2012 compared to $1.2 million for both the years ended December 31, 2011 and 2010, respectively. The tax benefit associated with compensation expense was $171,000, $203,000 and $214,000 for 2012, 2011 and 2010, respectively.

Combined stock option transactions under both Plans were as follows:

	Years Ended December 31,
	2012		2011		2010
	Options	Weighted Avg. Exercise Price	Options	Weighted Avg. Exercise Price	Options	Weighted Avg. Exercise Price
Outstanding at beginning of year	1,076,067	$20.86	1,069,774	$21.74	1,030,267	$22.92
Granted	241,575	11.50	242,300	12.01	192,900	12.31
Exercised	—	—	—	—	(13,508)	7.92
Forfeited/expired	(43,911)	17.25	(236,007)	15.76	(139,885)	18.75
Outstanding at end of year	1,273,731	$19.21	1,076,067	$20.86	1,069,774	$21.74
Exercisable at December 31	789,129	$23.58	670,258	$25.08	663,259	$24.63
Options available for grant at December 31	327,184		549,003		511,525
Weighted-average fair value of options granted during the year		$5.99		$6.42		$6.47

Options exercisable and outstanding at December 31, 2012 had an intrinsic value of $125,000. There were no options exercised in 2012 and 2011. The intrinsic value of options exercised was $77,000 in 2010.

The Company allows for option exercises to be paid for in cash or in whole or in part with Metro stock owned by the optionee. The value of the stock used to exercise the options is the fair market value on the date of exercise. Stock option exercises paid for with the Company's stock was 2,130 shares for the year ended December 31, 2010.
Exercise prices for options outstanding as of December 31, 2012 are presented in the following table:

	Options Outstanding	Weighted Avg. Exercise Price	Weighted Avg. Remaining Contractual Life	Options Exercisable	Weighted Avg. Exercise Price
Options with exercise prices ranging from $8.46 to $16.41	704,241	$12.68	7.9 years	220,016	$13.99
Options with exercise prices ranging from $16.42 to $25.38	170,835	21.86	0.7 years	170,458	21.86
Options with exercise prices ranging from $25.39 to $33.50	398,655	29.61	3.8 years	398,655	29.61
Total options outstanding with exercise prices ranging from $8.46 to $33.50	1,273,731	$19.21	5.6 years	789,129	$23.58

The remaining weighted-average contractual life for options exercisable at December 31, 2012 is 4.0 years.

The following table represents nonvested options as of December 31, 2012:

		Number of Shares	Weighted Avg. Grant Date Fair Value
Nonvested options,	December 31, 2011	405,809	$6.84
Granted		241,575	5.99
Vested		(149,200)	7.49
Forfeited		(13,582)	6.10
Nonvested options,	December 31, 2012	484,602	$6.24